SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) February 22, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                        0-16014                  23-2417713
  (State or other           (Commission File Number)         (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)



                Main at Water Street - Coudersport, PA     16915-1141
               (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events

         The Registrant recently announced by press release, previously filed on Form 8-K, that it had reached an agreement to acquire Century Communications Corp. ("Century"). The Registrant and Century entered into a definitive agreement for the merger of Century with Adelphia. In connection with the merger agreement, which is filed herewith as Exhibit 2.01, Adelphia, and Leonard Tow and trusts of the family of Leonard Tow, the controlling Class B shareholders of Century, entered into a voting agreement, which is filed herewith as Exhibit 10.01, and Century and members of the family of John Rigas, the controlling Class B stockholders of Adelphia, entered into a voting agreement, which is filed herewith as Exhibit 10.02. All of said exhibits are filed under Item 7 hereof and are incorporated by reference herein.

         The Registrant is also filing under Item 7 hereof an agreement regarding the recently announced acquisition of FrontierVision Partners, L. P., which is incorporated herein by reference and is filed as Exhibit 2.02 hereof.

         The Registrant is also filing under Item 7 hereof certain other exhibits with respect to the recently announced offering of 12% Senior Subordinated Notes due 2007 by its subsidiary, Hyperion Communications Corporation. These exhibits are incorporated by reference herein and are filed as Exhibits 4.01, 4.02, 10.03, 10.04 and 10.05 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.                Description

2.01 Agreement and Plan of Merger by and among Adelphia Communications Corporation, Adelphia Acquisition Subsidiary, Inc., and Century Communications Corp., dated as of March 5, 1999. (Filed Herewith)

2.02 Purchase Agreement, dated as of February 22, 1999, among FrontierVision Partners, L. P., FVP GP, L. P., and certain direct and indirect Limited Partners of FrontierVision Partners, L. P., as sellers, and Adelphia Communications Corporation, as buyer. (Filed Herewith)

4.01 Indenture, dated as of March 2, 1999, between Hyperion Telecommunications, Inc. and the Bank of Montreal Trust Company with respect to the 12% Senior Subordinated Notes due 2007 of Hyperion Telecommunications, Inc. (Filed Herewith)

4.02                       Form of 12% Senior Subordinated Note due 2007.
                           (contained in Exhibit 4.01 above)



10.01. Class B Voting Agreement, dated as of March 5, 1999, among Adelphia Communications Corporation, Leonard Tow, The Claire Tow Trust, and the Trust Created by Claire Tow under date of December 10, 1979. (Filed Herewith)

10.02. Rigas Class B Voting Agreement , dated as of March 5, 1999, among Century Communications Corp., John Rigas, Michael Rigas, Timothy Rigas and James Rigas. (Filed Herewith)

10.03                      Purchase Agreement between Hyperion
                           Telecommunications, Inc. and the Initial Purchasers named therein, dated as of February 25, 1999, regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)

10.04 Registration Rights Agreement between Hyperion Telecommunications, Inc. and the Initial Purchasers named therein, dated as of March 2, 1999 regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)

10.05                      Purchase Agreement between Hyperion
                           Telecommunications, Inc. and Highland Holdings, dated as of February 25, 1999, regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 1999                  ADELPHIA COMMUNICATIONS CORPORATION

                                                (Registrant)

                                     By:   /s/ Timothy J. Rigas
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibit No.                Description

2.01 Agreement and Plan of Merger by and among Adelphia Communications Corporation, Adelphia Acquisition Subsidiary, Inc., and Century Communications Corp., dated as of March 5, 1999. (Filed Herewith)

2.02 Purchase Agreement, dated as of February 22, 1999, among FrontierVision Partners, L. P., FVP GP, L. P., and certain direct and indirect Limited Partners of FrontierVision Partners, L. P., as sellers, and Adelphia Communications Corporation, as buyer. (Filed Herewith)

4.01 Indenture, dated as of March 2, 1999, between Hyperion Telecommunications, Inc. and the Bank of Montreal Trust Company with respect to the 12% Senior Subordinated Notes due 2007 of Hyperion Telecommunications, Inc. (Filed Herewith)

4.02                       Form of 12% Senior Subordinated Note due 2007.
                           (contained in Exhibit 4.01 above)



10.01. Class B Voting Agreement, dated as of March 5, 1999, among Adelphia Communications Corporation, Leonard Tow, The Claire Tow Trust, and the Trust Created by Claire Tow under date of December 10, 1979. (Filed Herewith)

10.02. Rigas Class B Voting Agreement , dated as of March 5, 1999, among Century Communications Corp., John Rigas, Michael Rigas, Timothy Rigas and James Rigas. (Filed Herewith)

10.03                      Purchase Agreement between Hyperion
                           Telecommunications, Inc. and the Initial Purchasers named therein, dated as of February 25, 1999, regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)

10.04 Registration Rights Agreement between Hyperion Telecommunications, Inc. and the Initial Purchasers named therein, dated as of March 2, 1999 regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)

10.05                      Purchase Agreement between Hyperion
                           Telecommunications, Inc. and Highland Holdings, dated as of February 25, 1999, regarding Hyperion's 12% Senior Subordinated Notes due 2007 (Filed Herewith)




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